Exhibit 99.1

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Financial Statements

September 30, 2010 (Unaudited) and December 31, 2009

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Statements of Financial Condition

September 30, 2010 (unaudited) and December 31, 2009

	September 30, 2010	December 31, 2009
Assets
Due from DB Exchange Traded Funds	$6,422,088	$6,686,890
Investment in DB Exchange Traded Funds	26,096	25,654
Prepaid expenses	—	1,825,640
Due from affiliate, net	84,312,885	42,209,136

Total assets	$90,761,069	$50,747,320

Liabilities and Member’s Capital
Liabilities:
Accrued expenses	$8,058,713	$8,614,248

Total liabilities	8,058,713	8,614,248

Member’s capital	82,702,356	42,133,072

Total liabilities and member’s capital	$90,761,069	$50,747,320

See accompanying notes to unaudited financial statements.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Unaudited Statements of Income and Expenses

Nine months ended September 30, 2010 and 2009

	2010	2009
Income:
Management fees	$63,409,616	$31,273,664
Equity in earnings in investment DB Exchange Traded Funds	442	2,960

Total income	63,410,058	31,276,624

Expenses:
Legal fees	1,250,035	1,461,347
Audit fees and tax services	4,186,983	4,449,820
Printing services	775,028	423,167
Administrator and trustee fees	2,946,464	2,086,170
Distribution fees	10,982,371	5,211,032
Registration fees	1,825,640	113,776
Other	874,253	115,920

Total expenses	22,840,774	13,861,232

Net income	$40,569,284	$17,415,392

See accompanying notes to unaudited financial statements.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Unaudited Statements of Changes in Member’s Capital

Nine months ended September 30, 2010 and 2009

	2010	2009
Member’s capital, January 1	$42,133,072	$13,802,936

Net income	40,569,284	17,415,392

Member’s capital, September 30	$82,702,356	$31,218,328

See accompanying notes to unaudited financial statements.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Unaudited Statements of Cash Flows

Nine months ended September 30, 2010 and 2009

	2010	2009
Cash flows from operating activities:
Net income	$40,569,284	$17,415,392
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
(Increase) decrease in operating assets:
Due from DB Exchange Traded Funds	264,802	(2,869,829)
Due from affiliate, net	(42,103,749)	(14,020,353)
Equity in earnings in investment in DB Exchange Traded Funds	(442)	(2,960)
Prepaid expenses	1,825,640	—
Increase (decrease) in operating liabilities:
Accrued expenses	(555,535)	(522,250)

Net cash provided by (used in) operating activities	—	—
Cash and cash equivalents at beginning of period	—	—

Cash and cash equivalents at end of period	$—	$—

See accompanying notes to unaudited financial statements.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Unaudited Financial Statements September 30, 2010

(1)	Organization and Basis of Presentation

DB Commodity Services LLC (the Company), a Delaware limited liability company, was formed on May 23, 2005, and is an indirect wholly owned subsidiary of Deutsche Bank AG and a direct wholly owned subsidiary of DB U.S. Financial Markets Holding Corporation. The Company is registered as a commodity pool operator and commodity trading advisor with the Commodity Futures Trading Commission and is a member of the National Futures Association.

The Company serves as the managing owner, commodity pool operator, and commodity trading advisor to the following funds:

•	PowerShares DB Commodity Index Tracking Fund (the DBC Feeder Fund)

•	DB Commodity Index Tracking Master Fund (the DBC Master Fund)

•	PowerShares DB G10 Currency Harvest Fund (the DBV Feeder Fund)

•	DB G10 Currency Harvest Master Fund (the DBV Master Fund)

•	PowerShares DB Multi Sector Commodity Trust in seven separate series, or Funds:

–	PowerShares DB Energy Fund (the DBE Feeder Fund)

–	PowerShares DB Oil Fund (the DBO Feeder Fund)

–	PowerShares DB Precious Metals Fund (the DBP Feeder Fund)

–	PowerShares DB Gold Fund (the DGL Feeder Fund)

–	PowerShares DB Silver Fund (the DBS Feeder Fund)

–	PowerShares DB Base Metals Fund (the DBB Feeder Fund)

–	PowerShares DB Agriculture Fund (the DBA Feeder Fund)

•	DB Multi Sector Commodity Master Trust in seven separate series, or Master Funds:

–	DB Energy Master Fund (the DBE Master Fund)

–	DB Oil Master Fund (the DBO Master Fund)

–	DB Precious Metals Master Fund (the DBP Master Fund)

–	DB Gold Master Fund (the DGL Master Fund)

–	DB Silver Master Fund (the DBS Master Fund)

–	DB Base Metals Master Fund (the DBB Master Fund)

–	DB Agriculture Master Fund (the DBA Master Fund)

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Unaudited Financial Statements September 30, 2010

•	PowerShares DB US Dollar Index Trust in two separate series, or Funds:

–	PowerShares DB US Dollar Index Bullish Fund (the UUP Feeder Fund)

–	PowerShares DB US Dollar Index Bearish Fund (the UDN Feeder Fund)

•	DB US Dollar Index Master Trust in two separate series, or Master Funds:

–	DB US Dollar Index Bullish Master Fund (the UUP Master Fund)

–	DB US Dollar Index Bearish Master Fund (the UDN Master Fund)

The above-noted Feeder Funds and Master Funds will be collectively referred to herein as the “DB Exchange Traded Funds,” “Funds,” “Feeder Funds,” or the “Master Funds,” as applicable.

(2)	Summary of Significant Accounting Policies

(a)	Basis of Accounting

The accompanying financial statements have been prepared in conformity with U.S. generally accepted accounting principles.

(b)	Use of Estimates

The preparation of the financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses, and related disclosure of contingent assets and liabilities during the reporting period of the financial statements and accompanying notes. Actual results could differ from those estimates.

(c)	Due from DB Exchange Traded Funds

Due from DB Exchange Traded Funds represents outstanding management fees for services provided to the DB Exchange Traded Funds as commodity pool operator, commodity trading advisor and managing owner. The fees are recorded at the invoiced amounts and do not bear interest. Management has determined that there was no risk of unrecoverable amounts, and therefore, no allowance for doubtful accounts was provided for as of September 30, 2010 or December 31, 2009.

(d)	Investment in DB Exchange Traded Funds

The Company’s investments in DB Exchange Traded Funds consist of capital contributions in the general shares of the Funds and are accounted for using the equity method. The Company adjusts the carrying amount of the investments to recognize the Company’s share of earnings or losses of the investment. Distributions received from the investments reduce the carrying amount of the respective investments.

(e)	Income Taxes

The Company is a limited liability company and did not elect to be taxable as a corporation for U.S. income tax purposes. Accordingly, the Company will not incur U.S. income taxes. No provision for federal, state, and local income taxes has been made in the accompanying financial statements, as its owner member is liable for income taxes, if any, on the Company’s income, loss, and other items, and there is no tax sharing arrangement between the Company and its owner member. Based on the effective tax rate of the Company’s owner member, the Company’s pro rata income tax expense would be approximately $12,200,000 and $5,200,000 for the federal tax, $2,700,000 and $1,200,000 for the New York State tax, and $3,100,000 and $1,300,000 for the New York City tax for the nine months ended September 30, 2010 and 2009, respectively. The following is the major tax jurisdiction for the Company and the earliest tax year subject to examination: United States – 2007.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Unaudited Financial Statements September 30, 2010

(f)	Revenue Recognition

Fees for management services are recognized on an accrual basis when earned. Fees for management services are accrued for each of the Master Funds monthly. No separate fee is received from each of the Feeder Funds.

(3)	Related-Party Transactions

(a)	Management Fees and Due from DB Exchange Traded Funds

The DBA and DBC Master Funds pay the Company a management fee, monthly in arrears, in an amount equal to 0.85% per annum of their net asset values. Effective January 4, 2010, the Management Fee paid to the Company by the DBA and DBC Master Funds was increased from 0.75% to 0.85% per annum of their net asset values.

The DBO, DBS, DGL, DBB, DBE, DBP, DBV, UDN, and UUP Master Funds pay the Company a management fee, monthly in arrears, in an amount equal to 0.75% per annum of their net asset values. Effective January 4, 2010, the Management Fee paid to the Company by the DBO, DBS, DGL, UDN, and UUP Master Funds was increased from 0.50% to 0.75% per annum of their net asset values.

During the Nine Months Ended September 30, 2010 and 2009, the Company earned management fees of $63,409,616 and $31,273,664, respectively. As of September 30, 2010 and December 31, 2009 Due from DB Exchange Traded Funds were $6,422,088 and $6,686,890, respectively

	Nine Months Ended Sept 30, 2010 Management Fees	Nine Months Ended Sept 30, 2009 Management Fees	Due from DB Exchange Traded Funds as of Sept 30, 2010	Due from DB Exchange Traded Funds as of Dec 31, 2009
DBA Master Fund	$13,909,834	$10,358,599	$1,431,246	$1,569,426
DBB Master Fund	2,434,743	1,185,526	220,399	371,746
DBC Master Fund	28,254,875	13,071,788	2,978,875	2,685,592
DBE Master Fund	1,800,140	823,167	146,540	214,483
DBO Master Fund	2,393,031	749,870	338,432	142,660
DBP Master Fund	1,513,158	736,182	183,167	166,549
DBS Master Fund	422,587	250,929	51,102	52,553
DGL Master Fund	1,062,402	430,966	153,910	79,290
DBV Master Fund	2,202,522	1,705,054	222,972	266,329
UDN Master Fund	1,099,293	915,752	97,002	155,745
UUP Master Fund	8,317,031	1,045,831	598,443	982,517

	$63,409,616	$31,273,664	$6,422,088	$6,686,890

(b)	Organization and Offering Costs

The Company assumes all organization and offering costs of the Funds and Master Funds. Expenses incurred with the continuous offering of limited shares will also be paid by the Company.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Unaudited Financial Statements September 30, 2010

(c)	Administration Expenses

The Company assumes all routine operational, administrative and other ordinary expenses of the Funds and Master Funds, including, but not limited to, computer services, the fees and expenses of the Trustee, legal and accounting fees and expenses, audit and tax preparation expenses, filing fees and printing, mailing and duplication costs. Accordingly, such expenses are recorded in the statement of income and expenses of the Company. Please refer to note 7 for further details on service agreements.

(d)	Service Agreement

The Company, in its capacity as the managing owner and on behalf of the Funds, entered into a service agreement with Deutsche Bank AG for services including, but not limited to, trading, accounting, legal, human resources, and other. The costs of these services are assumed by Deutsche Bank AG with no cost allocation to the Company or the Funds.

(e)	Due from Affiliate, Net

Deutsche Bank AG New York Branch provides the Company with a cash facility to cover its operational expenses and to deposit management fees received from the DB Exchange Traded Funds. This cash management program is noninterest-bearing and there is no expiration date. As of September 30, 2010 and December 31, 2009, the Company had a net receivable from affiliate of $84,312,885 and $42,209,136, respectively.

(4)	Investments in DB Exchange Traded Funds

Investments in DB Exchange Traded Funds as of September 30, 2010 and December 31, 2009 amount to $26,096 and $25,654, respectively. The Company’s ownership in each of the DB Exchange Traded Funds represents less than 1.0% of the Funds’ equity.

(5)	Accrued Expenses

Accrued expenses as of September 30, 2010 and December 31, 2009 consist of the following:

	2010	2009
Audit Fees & Tax Services	$3,572,011	$4,224,921
Distribution Fees	2,233,061	2,448,232
Administrator & Trustee Fees	643,805	770,030
Legal Fees	1,081,400	857,596
Printing Services	10,118	162,599
Other	518,318	150,870

	$8,058,713	$8,614,248

(6)	Prepaid Expenses

There were no prepaid expenses as of September 30, 2010. Prepaid expenses as of December 31, 2009 consisted of prepaid filing fees associated with the DB Exchange Traded Funds’ registration statements filed on January 4, 2010.

(7)	Service Agreements

(a)	Trust Agreement

Under the Trust Agreement of the Funds, Wilmington Trust Company (the Trustee of the Funds) has delegated to the Company the exclusive management and control of all aspects of the business of the Funds. Trustee fees are paid on behalf of the Funds by the Company.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Unaudited Financial Statements September 30, 2010

(b)	Administration Agreement

The Company, in its capacity as the managing owner and on behalf of each of the Funds and Master Funds, has appointed The Bank of New York Mellon as the administrator (the Administrator), custodian and transfer agent of the Funds and has entered into separate administrative, custodian, transfer agency and service agreements (collectively referred to as the Administration Agreement). The Administrator performs or supervises the performance of services necessary for the operation and administration of each of the Funds (other than making investment decisions), including receiving and processing orders to create and redeem shares of the Funds, net asset value calculations, accounting, and other fund administrative services. The Administrator’s monthly fees are paid on behalf of the Funds by the Company.

(c)	Distribution Services Agreement

ALPS Distributors, Inc. (the Distributor) provides certain distribution services to the Funds. Pursuant to the Distribution Services Agreement between the Company in its capacity as managing owner of the Funds and the Distributor, the Distributor assists the Company and the Administrator with certain functions and duties relating to distribution and marketing including reviewing and approving marketing materials. Distribution fees are paid on behalf of the Funds by the Company.

(d)	License Agreement

Under the License Agreement among Invesco PowerShares Capital Management LLC (the Licensor), and the Company in its own capacity, and in its capacity as the managing owner and on behalf of the Funds, the Licensor granted to the Funds a nonexclusive license to use the PowerShares® trademark (the Trademark) anywhere in the world, solely in connection with the marketing and promotion of the Funds and to use or refer to the Trademark in connection with the issuance and trading of the Funds’ shares as necessary. License fees are paid on behalf of the Funds by the Company.

(e)	Marketing Agreement

Pursuant to a marketing agreement between Invesco AIM Distributors, Inc. an affiliate of the Licensor and the Company in its capacity as the managing owner and on behalf of the Funds, Invesco AIM Distributors, Inc. assists the Company and the Administrator with certain functions and duties such as providing various educational and marketing activities regarding each of the Funds, primarily in the secondary trading market. Activities include, but are not limited to, communicating each of the Funds’ names, characteristics, uses, benefits, and risks, consistent with the prospectus, engagement in public seminars, road shows, conferences, media interviews, fielding incoming telephone “800” number calls, and distributing sales literature and other communications (including electronic media) regarding each of the Funds. Invesco AIM Distributors, Inc. will not open customer accounts or handle orders for the Fund. Marketing fees are paid on behalf of the Funds by the Company.

(8)	Commitments and Contingencies

The Company has entered into various service agreements on behalf of the Funds that contain a variety of representations, or provide indemnification provisions related to certain risks service providers undertake in performing services that are in the best interests of the Funds. While the Company’s exposure under such indemnification provisions cannot be estimated until a claim arises, these general business indemnifications are not expected to have a material impact on the Company’s financial position.

(9)	Business and Credit Concentration

The Company’s business is to serve as the managing owner, commodity pool operator, and commodity trading advisor to the DB Exchange Traded Funds. The basis for the management fee calculation are the Funds’ net asset values. Accordingly, factors that may have the effect of causing a decline in the Funds’ net asset values will affect the Company’s income from management fees.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Unaudited Financial Statements September 30, 2010

(10)	Subsequent Events

The Company evaluated the need for disclosures and/or adjustments resulting from subsequent events through November 8, 2010, the date the financial statements were available to be issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments to the Company’s financial statements and footnotes to the financial statements.